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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 2, 2005

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                                Morgan Stanley
            (Exact name of registrant as specified in its charter)

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          Delaware                      1-11758                36-3145972
(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification No.)

    1585 Broadway, New York, New York                  10036
(Address of principal executive offices)             (Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000

                                Not Applicable
         (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Principal Officers; Election of
            Directors; Appointment of Principal Officers.


(d) On April 4, 2005, the Company issued a press release announcing that each of Mr. Stephen S. Crawford and Ms. Zoe Cruz had been elected to the Company's Board of Directors. Mr. Crawford serves in the class of directors whose terms expire in 2008. There are five directors in that class. Ms. Cruz serves in the class of directors whose terms expire in 2006. There are four directors in that class. The size of the Company's Board of Directors was increased to thirteen in connection with these appointments. Neither Mr. Crawford nor Ms. Cruz will be assigned to any committees of the Board of Directors at this time. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.


Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.


(a) On April 2, 2005, the Company amended Sections 4.01, 4.04 and 4.06 of the Company's Amended and Restated Bylaws, effective immediately. Section 4.01 was amended to conform to the changes noted below. Section 4.04 was amended to expressly set forth that the office of President may simultaneously be held by more than one person. Section 4.06 was amended to (i) eliminate the office of Chief Administrative and Risk Officer and (ii) create the office of Chief Risk Officer, which office shall be responsible for, among other things, risk management and monitoring of the Company. A copy of the Amended and Restated Bylaws is attached as Exhibit 3 to this Form 8-K and is incorporated herein by reference in its entirety.


Item 8.01.  Other Events.


On April 4, 2005, the Company issued a press release announcing that the Company's Board of Directors has authorized management to pursue a possible spin-off of Discover Financial Services. A copy of the press release is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference in its entirety.


Item 9.01.  Financial Statements and Exhibits.


(c)  Exhibits

     Exhibit
     Number     Description
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           3    Bylaws of the Company,  as amended to date.

        99.1 Press Release, dated April 4, 2005, issued by the Company relating to the election of new directors.

        99.2 Press Release, dated April 4, 2005, issued by the Company relating to a possible spin-off of Discover Financial Services.


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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MORGAN STANLEY
                                    (Registrant)


                                    By:   /s/ Ronald T. Carman
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                                        Name: Ronald T. Carman
                                        Title: Assistant Secretary


Date: April 4, 2005